UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

INTEGRATED VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55681	82-1725385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Buck Road, Suite 2, Huntingdon Valley, PA	19006
(Address of principal executive offices)	(Zip Code)

(215) 613-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INTV	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 30, 2021, Integrated Ventures, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with two institutional investors (the “Purchasers”), for the offering (the “Offering”) of (i) 30,000,000 shares of common stock (“Shares”), par value $0.001 per share, of the Company (“Common Stock”) and (ii) common stock purchase warrants (“Warrants”) to purchase up to an aggregate of 30,000,000 shares of Common Stock, which are exercisable for a period of five years after issuance at an initial exercise price of $0.30 per share, subject to certain adjustments, as provided in the Warrants. Each of the Purchasers will receive Warrants in the amount equal to 100% of the number of Shares purchased by such Purchaser. Each Share and accompanying Warrant will be offered at a combined offering price of $0.30. Pursuant to the Purchase Agreements, the Purchasers are purchasing the Shares and accompanying Warrants for an aggregate purchase price of $9,000,000. The number of shares of common stock outstanding immediately after the Offering was 189,685,962 shares (excluding the exercise of the warrants offered in the Offering). The Company expects to receive approximately $8,145,000 in net proceeds from the Offering before exercise of the Warrants and after deducting the discounts, commissions, and other estimated offering expenses payable by the Company. The Company expects to use the net proceeds from the Offering for working capital and for general corporate purposes.

The Offering is being conducted between the Company and Kingswood Capital Markets, division of Benchmark Investments, Inc. (the “Placement Agent”). The Company has agreed to pay the Placement Agent a cash fee equal to 6% of the aggregate purchase price paid by Purchasers placed by the Placement Agent and pay certain expenses.

The Shares and the accompanying Warrants will be issued to the Purchasers in a registered direct offering (the “Registered Offering”), pursuant to which the Shares, the Warrants, and the shares of Common Stock issuable upon exercise of the Warrants, will all be registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-254172), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2021, and was declared effective on March 25, 2021 (the “Shelf Registration Statement”). The Company has filed the prospectus supplement for the Offering on April 1, 2021 prospectus supplement relating to the Offering is available on the SEC’s web site at http://www.sec.gov.

The Purchase Agreements contain customary representations, warranties and agreements by the Company and the other parties thereto, customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Securities Act and other obligations of the parties.

Also, pursuant to the terms of the Purchase Agreements and Lock-Up Agreement signed by the Company, the Company, or any Affiliate (as defined in the Purchase Agreements) have agreed, for a period of 180 days after the date of the Purchase Agreements (the “Restriction Period”), not to transfer shares of Common Stock or securities convertible, exchangeable or exercisable into, shares of common stock of the Company beneficially owned, held or hereafter acquired during the Restriction Period.

Further, pursuant to the terms of the Purchase Agreements, from the date thereof until the date that is the twelve-month anniversary of the closing of the Offering, upon any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock Equivalents for cash consideration, indebtedness or a combination of units thereof (a “Subsequent Financing”), each Purchaser shall have the right to participate in up to an amount of the Subsequent Financing equal to 100% of the Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing.

The foregoing description of the Purchase Agreements, Lock-Up Agreement, and the Warrants are qualified in their entirety by reference to the full text of such Placement Agency Agreement, Purchase Agreements, Lock-Up Agreement, and Warrants, the forms of which are attached as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its counsel, Lucosky Brookman LLP, relating to the legality of the issuance and sale of the Shares and the Warrants as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions, or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

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Item 8.01	Other Events.

On March 30, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 4.1	Form of Warrant

Exhibit 5.1	Opinion of Lucosky Brookman LLP

Exhibit 10.1	Form of Securities Purchase Agreement, dated as of March 30, 2021, by and between the Company and the Purchasers

Exhibit 10.2	Form of Lock-Up Agreement

Exhibit 23.1	Consent of Lucosky Brookman LLP (contained in Exhibit 5.1 hereto)

Exhibit 99.1	Press Release of the Company, dated March 30, 2021

* Exhibits and/or Schedules have been omitted. The Company hereby agrees to furnish to the SEC upon request any omitted information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Ventures, Inc.

Dated: April 2, 2021	By:	/s/ Steve Rubakh
	Name:	Steve Rubakh
	Title:	Chief Executive Officer

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